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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 12, 2002

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

              TEXAS                   1-3187                74-0694415
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                         77002
       (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5.   OTHER EVENTS.

          In July 2001, Reliant Energy, Incorporated (Reliant Energy) and certain of its finance subsidiaries entered into agreements with a group of commercial lenders in order to provide credit facilities aggregating $4.7 billion. By their terms, those agreements were to expire on July 12, 2002. However, Reliant Energy and its subsidiaries have entered into a 90-day extension of those credit facilities. As extended, the facilities will expire October 10, 2002, unless the banks, by notice given not later than September 5, 2002, exercise a right contained in the agreements to reduce the term of the extension to September 10, 2002. During this extension, Reliant Energy and its subsidiaries anticipate negotiating alternative financing arrangements to replace these facilities.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

          None.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RELIANT ENERGY, INCORPORATED




Date: July 12, 2002                    By:    /s/ Rufus S. Scott
                                          --------------------------------------
                                       Name:  Rufus S. Scott
                                       Title: Vice President, Deputy General
                                              Counsel and Assistant Corporate
                                              Secretary